



ability

A Global Leader in Tactical Communication Interception and Surveillance

Proposed Merger with

Cambridge Capital Acquisition Corporation (NASDAQ: CAMB/CAMBU/CAMBW)

Fall 2015

CAMBRIDGE CAPITAL

Safe Harbor

- Neither Cambridge, Ability nor any of their respective affiliates makes any representation or warranty as to the accuracy or completeness of the information contained in this presentation. The sole purpose of the presentation is to assist persons in deciding whether they wish to proceed with a further review of the proposed transaction discussed herein and is not intended to be all-inclusive or to contain all the information that a person may desire in considering the proposed transaction discussed herein. It is not intended to form the basis of any investment decision or any other decision in respect of the proposed transaction.
- This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions. This presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.
- This presentation includes "forward-looking statements." Cambridge's and Ability's actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Cambridge's and Ability's expectations with respect to future performance and anticipated financial impacts of the proposed transaction, the satisfaction of the closing conditions to the proposed transaction, and the timing of the completion of the proposed transaction.
- These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Cambridge's and Ability's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: *(1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement for the business combination (the "Merger Agreement"), (2) the outcome of any legal proceedings against Ability or Cambridge; (3) the inability to complete the transaction contemplated by the Merger Agreement, including due to failure to obtain approval of the shareholders of Cambridge or other conditions to closing in the Merger Agreement; (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulator reviews required to complete the transactions contemplated by the Merger Agreement; (5) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction described therein and herein; (6) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and obtain adequate supply of products and retain its key employees; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations; (9) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in Cambridge's filings with the Securities and Exchange Commission.*
- Cambridge cautions that the foregoing list of factors is not exclusive. Cambridge cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Cambridge does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.
- Certain of Ability's financial information and data contained herein is unaudited and/or were prepared by Ability as a private company and do not conform to SEC Regulation S-X. Accordingly, such information will be presented differently in Cambridge's filings with the SEC.

ability

The Backdrop

A Favorable Demand Scenario for Ability's Cutting-Edge Solutions

Terrorists and Criminals Are Becoming Increasingly Mobile and More Technologically Sophisticated

Increases the Onus on Governments and Law Enforcement Agencies Worldwide to Find Better Ways To Protect Their Citizens

$238 Billion Is Being Spent Annually on Homeland Security Solutions. The $6 billion Lawful Interception Sub-Sector is Projected to Grow at 11% Per Annum.

ability

Ability is a Leading Provider of Such Solutions, Specifically in the Areas of Tactical Communications Interception, Decryption and Surveillance, as well as Cyber and Geo-Location

Investment Highlights

A global leader in tactical communication interception and surveillance

Ability Computers & Software Industries Ltd. ("Ability") to merge with Cambridge Capital Acquisition Corporation ("Cambridge")

Innovative Solutions

- Solutions for lawful surveillance, interception and decryption of cellular and satellite communications, plus cyber and geolocation
- "First to market" track record
- Culture of innovation

Large, Growing Market

- $238 billion in global spend on homeland security
- $6 billion in global spend on lawful tactical interception, growing at 11% annually[1]

Global Growth Strategy

- Global reach into 50 countries
- Building a technology hub in Eastern Europe
- Additional growth opportunity in US market

Talented, Aligned Team

- Co-founders will continue to own the majority of the company, and have signed a 2-year lockup
- Management's pro forma equity stake of 62% ensures high alignment
- Earnout targets tied to 50% growth in net income

Financial Strength

- High growth
  - Year-over-year revenue and net income for 6 months ended June 2015 rose 162% and 394%
- High margins
  - LTM 6/15 gross margin of 47.5%
  - LTM 6/15 net margin of 35%

Compelling Valuation

- P/E of 9.5x 2015 target net income, 6.9x 2016 target net income, 4.9x 2017 target net income, and 3.8x 2018 target net income

(1) Source: Renaissance Strategic Advisors

The Transaction

Deal rationale for Ability, pro-forma valuation and ownership structure


Net Income Earnout Targets 2015 - 2018
$ millions
90
80
70
60
50
40
30
20
10
0
17
27
40
60
80
LTM 06/15
2015
2016
2017
2018

	LTM 06/15	2015	2016	2017	2018
Earnout Shares		3.60	1.85	2.00	1.00
Total Shares	27.9	31.5	33.3	35.3	36.3
Assumed Share Price	$ 10.10	$ 10.10	$ 10.10	$ 10.10	$ 10.10
Equity Value	$ 281.8	$ 318.2	$ 336.3	$ 356.5	$ 366.6
Less: Est. Cash at Close	$ (61.5)	$ (61.5)	$ (61.5)	$ (61.5)	$ (61.5)
Enterprise Value	$ 220.3	$ 256.7	$ 274.8	$ 295.0	$ 305.1
P/E Multiple	13.0x	9.5x	6.9x	4.9x	3.8x

In millions, except P/E multiple

- **Ability's motivation to merge with Cambridge**
  - Become public
  - Raise company profile
  - Strengthen positioning for US market entry
  - Provide capital to fund growth strategy
- **Transaction highlights**
  - Pro forma enterprise value of $220 MM on a fully-diluted basis(1)(2)
  - P/E of 9.5x 2015 target net income
  - Significant discount to public peers
- **Ability shareholders merging interests into Cambridge**
  - 17.2 MM shares issued to Ability shareholders
  - Up to 8.45 MM earnout shares based on reaching net income targets through 2018
  - Ability founders will own 62% at closing(3)
- **Conditions to close include $40 MM of net proceeds**
- **Transaction expected to close in Dec. 2015**

(1) Assumes $10.10 stock price
(2) Assuming no redemptions by Cambridge shareholders
(3) Ownership percentage is calculated before any earnout achievement. Ownership percentage excludes all warrants. Ownership percentage assumes no redemptions.

Innovative Solutions

Ability's product range and underlying technology platforms

Leading Presence → **Growing Opportunity** → **The Future**

Leading Presence

Cellular Interception and Surveillance	Satellite Interception and Surveillance	Deciphers
GSM	Iridium	GSM
CDMA	Thuraya	Thuraya
UMTS	VSAT	IsaPhone Pro
LTE		

Growing Opportunity

Geo-Location	Cyber
GSM	IOS
UMTS	Android
LTE	

The Future

Under Development
Crime Prevention System
Interception Detection & Protection

2014 Revenue Breakdown


Satellite 6%
Other 2%
Location 29%
Cellular 40%
Cyber 23%

History of Innovation


2004
First to establish an interception solution for IRIDIUM
2006
First to establish real-time deciphering solution for GSM
2008
First to establish deciphering solutions for Thuraya satellite network
2011
Launched **UMTS IMSI Catcher**
2012
Launched **HUNTER geo-location** system
2013
Launched **IMRE cyber system** for IOS and Android
2015
Launch of **Bird-Catcher** for cellular interception detection and prevention
2016
PointGuard for crime prevention
2016
4G Cyber System
2016 and beyond
Launch of **disruptive interception technology**
Application of technologies to **commercial market**

Innovative Solutions

Product roster includes a broad range of cutting-edge solutions



IBIS Airborne - airborne GSM interception system



IRIS - Iridium interception system



IBIS-II – Ability's top-of-the-line GSM interception unit



ATIS – Thuraya interception system



Bird-Catcher - detection of interception systems; launched in 2015



4G Interception system; to be launched in 2016

Large, Growing Market

Ability participates in the fast growing homeland security space

» **Growing global markets driven by a rise in security threats, such as terrorism, illegal immigration, and drug smuggling, among others:**


Homeland Security[1]
$238 B
Cybersecurity[2]
$106 B
Lawful Interception[3]
$5.8 B


US $ billions
CAGR +5.5%
$238
$345
2014
2022
Homeland Security Market
CAGR +9.8%
$106
$170
2015
2020
Cybersecurity Market
CAGR +11.1%
$5.8
$9.9
2015
2020
Lawful Interception Market

(1) Source: visiongain
(2) Source: MarketsandMarkets
(3) Source: Renaissance Strategic Advisors

Large, Growing Market

Lawful interception sector growing twice as fast as the broader HLS market

- **Constantly evolving threats and new technology capabilities that are being adopted by adversaries will drive the lawful intercept market, Ability's key focus:**



11.1% CAGR
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$5,844
$1,997
$3,847
$6,481
$2,239
$4,241
$7,192
$2,512
$4,679
$7,988
$2,821
$5,167
$8,878
$3,169
$5,709
$9,876
$3,563
$6,313
2015
2016
2017
2018
2019
2020
US
International

Note: in MMs; International includes the rest of the world minus countries such as China, Russia, Iran, North Korea, Myanmar etc.

Source: RSAdvisors analysis

Global Growth

Solutions installed in 50 countries across five continents

United States
- Targeted region for future growth
- Largest addressable country market for Ability

Europe
- Flat market

Asia
- Ability's second largest sales region
- Strong growth


Developing Markets
Existing Markets
Existing Markets
Existing Markets
Existing Markets
Existing Markets
Existing Markets

2014 Revenue / Geography


32%
31%
27%
6%
5%
Israel (1)
Latin America
Asia
Europe
Africa

(1) Sales to foreign territories via Israeli integrators

Latin America
- Ability's largest and fastest growing region
- Near-term growth driven by sales to correctional facilities

Africa
- Small-but-steady market

Middle-East
- Israeli headquarters
- Sales to foreign territories through Israel Integrators

★ Headquarters, R&D Center and Sales Office – Tel Aviv, Israel ★ Targeted Technology Hub – Eastern Europe

Global Growth

Broad range of clients, missions and projects

Examples of Clients	Examples of Missions	Examples of Recent Projects
Ministries of Defense	Surveillance	Prison Authority in Latin America
Ministries of Interior	Anti-Terror	Intelligence Agency in Asia
National Security Organizations	Border Security	Anti-Drug Agency in Asia
National Intelligence Agencies	Anti-Crime	Intelligence Agency in a NATO Country
Armies, Navies, Air Forces	Intelligence Gathering	
Federal Police Forces	Reconnaissance	
Secret Services	Target Tracking	
Presidential Police	Internal Security	
Homeland Security Organizations	Airport Security	
Border Control Forces	Tracking Suspicious People	
Large-Scale Integrators		
Anti-Drug Organizations		



Global Growth

A Latin American success story

The Situation

- Federal prison system in Latin America
- Inmates frequently smuggling phones into prison

The Technological Challenge

- Jamming devices not safe and not fully effective due to heavy concrete walls blocking radio waves
- Large prison grounds with complex layout, making interception difficult
- A comprehensive solution required – multiple technologies at the same time

The Solution

- Use the fact that prisoners have phones to the advantage of the prison system
- **Integration** of a **network** of 2G and 3G interceptors, direction finders, and antenna arrays, all connected to a main control center
- Seamlessly blended technologies from five providers into a **tailor-made** solution

The Outcome

- Very satisfied customer - the problem became an advantage; now intelligence data on the prisoners and their activities are collected and utilized
- Winning repeat business, expanding to multiple other prisons within the system
- Ability is transferring the know-how learned from this customer to other regions

Global Growth

Ability's five-pronged strategy to create shareholder value

Expand into the U.S. Market	▪ Partner with a major US integrator ▪ "Americanize" Ability's solutions for the U.S. market
Build Commercial Recurring Revenue Stream	▪ Sell into the commercial market ▪ Examples include PointGuard and geo-location products ▪ Expand recurring revenue services
Establish an Eastern European Technology Hub	▪ Establish a technological hub in Eastern Europe ▪ Will lower costs, enhance technology sourcing and enable distribution of products into new regions
Invest in Product Development	▪ Develop new products with an emphasis on cyber and civil space ▪ Advance long-distance listening system and LTE interception solution
Pursue Selective Acquisition Opportunities	▪ Focus on selective acquisition of technologies that can be successfully transferred to Ability's end-markets at a price that is accretive to shareholder value

Talented, Aligned Team

Management speaks the same language as its customers

- Unique understanding of customers' communications intelligence needs
- Highly-skilled engineers, decades of global experience
- Strong relationships, wide network of contacts in the fields of security and intelligence (key barrier to entry)
- Ability's management will remain in place:



Anatoly Hurgin

- Chief Executive Officer & Co-founder
- Co-founded Ability in 1994 and has been its CEO ever since
- Extensive experience in intelligence technologies
- 10 years of relevant military service
- MS in Electronics Engineering, Military Academy of Radio Electronics in Vilnius, Lithuania



Alexander Aurovsky

- Chief Technology Officer & Co-founder
- Co-founded Ability in 1994 and has been its CTO ever since
- Deep and comprehensive understanding of RF technologies
- MS in Radio Engineering, Bonch-Bruevich Saint - Petersburg State University of Telecommunications



Rony Reshef

- VP Business Development
- Extensive field experience marketing and deploying advanced cellular and satellite interception systems
- Prior sales and product management experience at Elbit Group and Nice Systems
- More than 20 years of relevant military experience
- BSc degree with Honors from Tel Aviv University

Financial Strength

High growth and high margins

($ in millions; LTM 6/15 unaudited)

Revenue


$50
$40
$30
$20
$10
$0
$5.6
$22.1
$48.7
2013
2014
TTM 6/15

Net Income


$20
$15
$10
$5
$0
-$5
($0.30)
$3.6
$17.0
2013
2014
TTM 6/15

Gross Margin


50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
20.3%
33.8%
47.5%
2013
2014
TTM 6/15

Net Margin


40%
30%
20%
10%
0%
-10%
-4.8%
16.4%
34.9%
2013
2014
TTM 6/15

Compelling Valuation

Significant discount to publicly-traded peers, attractive P/E multiple

($ in millions, except per share amounts)

Company	9/28/2015 Share Price	Market Cap	Enterprise Value	LTM EBITDA	EV/ LTM EBITDA	Trailing P/E	Fwd. P/E	Net Income Margin
AeroVironment, Inc.	$20.98	$493.9	$276.4	$7.4	34.5x	NM	103.5x	-0.2%
American Science & Engineering	$36.63	$261.7	$179.5	$4.1	42.7x	NM	NM	-0.8%
Chemring Group plc	$3.38	$653.4	$879.0	$53.5	16.4x	NM	15.9x	2.8%
CyberArk Software, Ltd.	$50.11	$1,586.4	$1,302.6	$32.0	41.4x	102.7x	81.9x	14.3%
Imperva Inc.	$68.97	$2,155.8	$1,911.1	($56.3)	NM	NM	NM	-33.0%
ManTech International	$25.90	$972.6	$1,020.9	$122.4	8.2x	17.7x	18.1x	3.4%
Mercury Systems, Inc.	$15.84	$545.4	$467.8	$35.1	13.2x	35.7x	32.3x	4.4%
NICE Systems Ltd.	$56.80	$3,421.4	$3,127.6	$204.9	16.0x	28.2x	18.1x	13.0%
Proofpoint, Inc.	$61.11	$2,445.6	$2,370.6	($43.6)	NM	NM	NM	-35.7%
Radware Ltd.	$16.68	$769.6	$688.9	$47.2	14.1x	24.9x	16.1x	13.2%
The KEYW Holding Corporation	$6.43	$248.0	$356.3	$1.0	NM	NM	NM	-16.3%
Ultra Electronics Holdings plc	$25.58	$1,786.5	$2,014.3	$176.6	11.4x	NM	13.6x	-1.1%
Varonis Systems, Inc.	$17.10	$426.1	$321.3	($21.5)	NM	NM	NM	-23.1%
Verint Systems Inc.	$42.54	$2,643.4	$3,028.7	$161.3	18.2x	NM	11.4x	0.3%

Min		$248.0	$179.5	($56.3)	8.2x	17.7x	11.4x	-35.7%
Mean		$1,315.0	$1,281.8	$51.7	21.6x	41.8x	34.5x	-4.21%
Median		$871.1	$950.0	$33.6	16.2x	28.2x	18.1x	0.06%
Max		$3,421.4	$3,127.6	$204.9	42.7x	102.7x	103.5x	14.27%

Source: CapitalIQ

Investment Highlights

A global leader in tactical communication interception and surveillance

Ability Computers & Software Industries Ltd. ("Ability") to merge with Cambridge Capital Acquisition Corporation ("Cambridge")

Innovative Solutions

- Solutions for lawful surveillance, interception and decryption of cellular and satellite communications, plus cyber and geolocation
- "First to market" track record
- Culture of innovation

Large, Growing Market

- $238 billion in global spend on homeland security
- $6 billion in global spend on lawful tactical interception, growing at 11% annually[1]

Global Growth Strategy

- Global reach into 50 countries
- Building a technology hub in Eastern Europe
- Additional growth opportunity in US market

Talented, Aligned Team

- Co-founders will continue to own the majority of the company, and have signed a 2-year lockup
- Management's pro forma equity stake of 62% ensures high alignment
- Earnout targets tied to 50% growth in net income

Financial Strength

- High growth
  - Year-over-year revenue and net income for 6 months ended June 2015 rose 162% and 394%
- High margins
  - LTM 6/15 gross margin of 47.5%
  - LTM 6/15 net margin of 35%

Compelling Valuation

- P/E of 9.5x 2015 target net income, 6.9x 2016 target net income, 4.9x 2017 target net income, and 3.8x 2018 target net income

(1) Source: Renaissance Strategic Advisors

Appendix

Technology Enhancement and Innovation Procurement

Installed client base of 50+ countries provides a deep understanding of global intelligence needs.

Strong key supplier relationships allows for leverage of third-party R&D to keep abreast of evolving technologies.

Application of proprietary, tailored, value-added solutions for a global client base.



Create customer solution
Understand customer needs
Source from top-tier providers
Integration
User Interface
ability
Customer Expertise
Defense Agencies
Intelligence Agencies
Other customers

Competitive Landscape

Type of System	Ability product	Description	Competitors	Advantages
Satellite	Iris	Tactical iridium Interception System	ROHDE&SCHWARZ; VERINT	Smallest form-factor suitable for airborne UAV application. Very easy maintenance and reparability. Ability to intercept SDB messages.
	Thuraya	Tactical Thuraya Interception system	Arpege; L3 TRL Technology	Ability to intercept 7 spot beams (1-2 in the competitor's systems) Smallest form-factor suitable for airborne UAV application. Very easy maintenance and reparability1.
	Thuraya	Strategic Thuraya interception system	Arpege; L3	More attractive price. Fastest Thuraya decipher
	SLIS	Satellite Link Interception System (VSAT, DCME, etc.)	L3 TRL Technology	Wider range of supported intercepted communication standards. More attractive price
Cellular	IBIS	Tactical active GSM/3G interception system	VERINT; NeoSoft AG	Much more user friendly system,
	3G-Cat	3G IMSI Catcher	VERINT; NeoSoft AG	Ability to measure distance to target with very high accuracy
	AGIS	Passive GSM interception	VERINT; L3; pcslc	Ability to handle A5/3 encryption
	ACIS	Tactical passive CDMA interception system	Ukrainian Company	Ability to receive both sides of conversations
	Under development	Tactical Active 3G Interception system	Circles	Much better RF parameters
	Under development	Tactical 4G Interception system		
Cyber	Deceptor	Cyber data extraction system for IOS and	WINTEGO; GAMMAGROUP	Unique ability to extract data from iCloud
Geolocation	Hunter	Location of cellular phones	Circles	More attractive prices
Deciphers	Thuraya decipher	Thuraya decipher	TRL Systems; L3; ARPEGE	Much faster decipher for the same price
Miscellaneous	Under development	4G (LTE) Interception system		
	PointGuard	Crime prevention		

Pro-forma Ownership Structure(1)

At Closing:


SPAC
Mgmt.
9%
Public
29%
Ability
Founders
62%

With Full Earnout:


SPAC
Mgmt.
7%
Public
22%
Ability
Founders
71%

(1) Excludes warrants; Note: Assumes no redemptions

CAMBRIDGE CAPITAL

Visibility into Ability's Financial Performance



Net Income and Earnout Targets
Booked
Backlog
Pipeline - Existing Customers
Pipeline - New Customers
$4 M
$27 M
$40 M
37.8%
62.2%
34.5%
33.0%
32.5%
2014A
2015 Earnout
2016 Earnout

(1) As % of target net income for 2015 and 2016 based on earnouts

Financial Summary

Financial Summary ($ in 000s) (2015 six-month, LTM data unaudited)	2013	2014	Six Months Ended June 30, 2014	Six Months Ended June 30, 2015	LTM June 30, 2015
Revenue	$5,588	$22,134	$16,440	$43,043	$48,737
Cost of Goods Sold	$4,455	$14,654	$9,564	$20,516	$25,606
Gross Profit	$1,133	$7,480	$6,876	$22,527	$23,131
Gross Profit Margin	*20.3%*	*33.8%*	*41.8%*	*52.3%*	*47.5%*
Operating Profit/Loss	$49	$4,624	$4,580	$20,069	$20,113
Operating Profit Margin	*0.9%*	*20.9%*	*27.9%*	*46.6%*	*41.3%*
Net Income	-$269	$3,633	$3,404	$16,799	$17,028
Net Income Margin	*-4.8%*	*16.4%*	*20.7%*	*39.0%*	*34.9%*